Exhibit 99.1
4747 Bethesda Avenue, Suite 1100, Bethesda, MD 20814
T: (240) 507-1300, F: (240) 396-5626
www.pebblebrookhotels.com

News Release
Pebblebrook Hotel Trust Acquires Inn on Fifth in Naples, FL
and Updates Q2 2022 Outlook to Reflect Acquisition

Bethesda, MD, May 12, 2022 – Pebblebrook Hotel Trust (NYSE: PEB) (the “Company”) today announced that it acquired the AAA Four Diamond 119-room Inn on Fifth in Naples, Florida for $156.0 million on May 11, 2022. As previously announced, the Company retained Noble House Hotels & Resorts (“Noble House”) to manage this unique independent luxury resort property at the center of Downtown Naples.

The acquisition of Inn on Fifth brings the total number of properties in the Company’s portfolio to 54, including 12 unique drive-to, independent lifestyle resorts and 6 properties in South Florida.

The Company funded the acquisition with approximately $78.0 million of cash and approximately $77.6 million of perpetual preferred operating partnership units (3.104 million units at $25.00 per unit) with an annual distribution rate of 6.0% and approximately $0.4 million of common units.

The Company has revised its Q2 2022 outlook to take the acquisition into account. The Company’s revised outlook for Q2 2022 is as follows:

	New Q2 2022 Outlook		Variance to Old Outlook
	As of May 12, 2022		As of April 26, 2022
	Low	High	Low	High
	($ and shares/units in millions, except per share and RevPAR data)

Net Income	$19.1	$29.1	$0.6	$0.6

Adjusted EBITDAre	$108.5	$118.5	$1.0	$1.0

Adjusted FFO	$73.5	$83.5	$0.0	$0.0
Adjusted FFO per diluted share	$0.56	$0.63	$0.00	$0.00

This revised Q2 2022 outlook is based, in part, on the following estimates and assumptions:

Same-Property RevPAR	$209	$214	$0	$0
Same-Property RevPAR vs. 2019	(10.0%)	(8.0%)	0.0%	0.0%
Same-Property RevPAR vs. 2021	92.8%	97.0%	(4.0%)	(4.2%)

Same-Property EBITDA	$121.0	$131.0	$1.0	$1.0
Same-Property EBITDA vs. 2019	(18.3%)	(11.6%)	0.2%	0.1%

About Pebblebrook Hotel Trust

Pebblebrook Hotel Trust (NYSE: PEB) is a publicly traded real estate investment trust (“REIT”) and the largest owner of urban and resort lifestyle hotels and resorts in the United States. The Company owns 54 hotels and resorts, totaling approximately 13,400 guest rooms across 15 urban and resort markets. For more information, visit www.pebblebrookhotels.com and follow us at @PebblebrookPEB.
About Noble House Hotels & Resorts Hospitality Group

Built on a philosophy that emphasizes location, distinction, and soul, Noble House Hotels & Resorts dedicates itself to creating and managing exceptional properties that celebrate their local communities. Headquartered in Seattle, Washington and continuously growing, the Noble House portfolio features a luxury and upper upscale portfolio of 20 distinct and visually captivating hotel properties, over 60 restaurants, bars, and lounges, the Napa Valley Wine Train, and a collection of spas, marinas, and private residences throughout the U.S. and Canada. A range of beachfront resorts spanning California and Florida, luxury retreats in Jackson Hole, WY, British Columbia, and Colorado, and award-winning urban hotels in Seattle and San Francisco punctuate the diverse collection. Centered within destinations worthy of every bucket list and layered with unique amenities that inspire adventure, the curated collection of one-of-a-kind hotels, resorts, and adventures, are known for creating unforgettable travel experiences. For more information, visit www.noblehousehotels.com or call Noble House Hotels & Resorts at 877.NOBLE.TRIP.

This press release contains certain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Reform Act of 1995. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “approximately,” “believe,” “could,” “project,” “predict,” “forecast,” “continue,” “assume,” “plan,” references to “outlook” or other similar words or expressions. Forward-looking statements are based on certain assumptions and can include future expectations, future plans and strategies, financial and operating projections and forecasts and other forward-looking information and estimates. Examples of forward-looking statements include the following: projections of hotel operating performance, descriptions of the Company’s plans or objectives for future operations, acquisitions or services, all amounts shown in the Company’s Q2 2022 outlook, and descriptions of assumptions underlying or relating to any of the foregoing expectations including assumptions regarding the timing of their occurrence. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from such statements. These risks and uncertainties include, but are not limited to, the state of the U.S. economy and the supply of hotel properties, and other factors as are described in greater detail in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Unless legally required, the Company disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information about the Company’s business and financial results, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained at the Investor Relations section of the Company’s website at www.pebblebrookhotels.com.

All information in this press release is as of May 12, 2022. The Company undertakes no duty to update the statements in this press release to conform the statements to actual results or changes in the Company’s expectations.

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Contacts:

Raymond D. Martz, Chief Financial Officer, Pebblebrook Hotel Trust - (240) 507-1330

For additional information or to receive press releases via email, please visit our website at
www.pebblebrookhotels.com

Pebblebrook Hotel Trust
Reconciliation of Revised Q2 2022 Outlook Net Income (Loss) to FFO and Adjusted FFO
($ in millions, except per-share data)
(Unaudited)

	Three months ended June 30, 2022
	Low	High

Net income (loss)	$19	$29
Adjustments:
Real estate depreciation and amortization	60	60
(Gain) loss on sale of hotel properties	—	—
FFO	$79	$89
Distribution to preferred shareholders	(12)	(12)
FFO available to common share and unit holders	$67	$77
Non-cash ground rent	2	2
Non-cash interest expense	—	—
Amortization of share-based compensation expense	3	3
Other	2	2
Adjusted FFO available to common share and unit holders	$74	$84

FFO per common share - diluted	$0.51	$0.58
Adjusted FFO per common share - diluted	$0.56	$0.63

Weighted-average number of fully diluted common shares and units	131.9	131.9

To supplement the Company’s consolidated financial statements presented in accordance with U.S. GAAP, this press release includes certain non-GAAP financial measures as defined under SEC rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Funds from Operations (“FFO”) - FFO represents net income (computed in accordance with GAAP), excluding gains or losses from sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships. The Company considers FFO a useful measure of performance for an equity REIT because it facilitates an understanding of the Company's operating performance without giving effect to real estate depreciation and amortization, which assume that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, the Company believes that FFO provides a meaningful indication of its performance. The Company also considers FFO an appropriate performance measure given its wide use by investors and analysts. The Company computes FFO in accordance with standards established by the Board of Governors of Nareit in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to that of other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions. The Company presents FFO per diluted share calculations that are based on the outstanding dilutive common shares plus the outstanding Operating Partnership units for the periods presented.

The Company also evaluates its performance by reviewing Adjusted FFO because it believes that adjusting FFO to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted FFO, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts FFO for the following items, which may occur in any period, and refers to this measure as Adjusted FFO:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Non-cash interest expense: The Company excludes non-cash interest expense because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Amortization of share-based compensation expense: The Company excludes the amortization of share-based compensation expense because the Company believes that including this adjustment in FFO does not reflect the underlying financial performance of the Company and its hotels.
- Other: The Company excludes other expenses, which include transaction costs, management/franchise contract transition costs, interest expense adjustment for acquired liabilities, capital lease adjustment and non-cash amortization of acquired intangibles because the Company believes that including these non-cash adjustments in FFO does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of FFO in accordance with the Nareit White Paper, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
Reconciliation of Revised Q2 2022 Outlook Net Income (Loss) to EBITDA, EBITDAre and Adjusted EBITDAre
($ in millions)
(Unaudited)

	Three months ended June 30, 2022
	Low	High

Net income (loss)	$19	$29
Adjustments:
Interest expense and income tax expense	24	24
Depreciation and amortization	60	60
EBITDA	$103	$113
(Gain) loss on sale of hotel properties	—	—
EBITDAre	$103	$113
Non-cash ground rent	2	2
Amortization of share-based compensation expense	3	3
Other	1	1
Adjusted EBITDAre	$109	$119

To supplement the Company’s consolidated financial statements presented in accordance with U.S. GAAP, this press release includes certain non-GAAP financial measures as defined under SEC rules.

These measures are not in accordance with, or an alternative to, measures prepared in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations determined in accordance with GAAP.

Earnings before Interest, Taxes, and Depreciation and Amortization ("EBITDA") - The Company believes that EBITDA provides investors a useful financial measure to evaluate its operating performance, excluding the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization).

Earnings before Interest, Taxes, and Depreciation and Amortization for Real Estate ("EBITDAre") - The Company believes that EBITDAre provides investors a useful financial measure to evaluate its operating performance, and the Company presents EBITDAre in accordance with the National Association of Real Estate Investment Trusts ("Nareit") guidelines, as defined in its September 2017 white paper "Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate." EBITDAre adjusts EBITDA for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre: (1) gains or losses of on the disposition of depreciated property, including gains or losses on change of control; (2) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; and (3) adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The Company also evaluates its performance by reviewing Adjusted EBITDAre because it believes that adjusting EBITDAre to exclude certain recurring and non-recurring items described below provides useful supplemental information regarding the Company's ongoing operating performance and that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income (loss), more completely describes the Company's operating performance. The Company adjusts EBITDAre for the following items, which may occur in any period, and refers to these measures as Adjusted EBITDAre:

- Non-cash ground rent: The Company excludes the non-cash ground rent expense, which is primarily made up of the straight-line rent impact from a ground lease.
- Amortization of share-based compensation expense: The Company excludes amortization of share-based compensation expense because the Company believes that including this non-cash adjustment in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.
- Other: The Company excludes other expenses, which include transaction costs, management/franchise contract transition costs, non-cash amortization of acquired intangibles and estimated hurricane related repairs and cleanup costs because the Company believes that including these non-cash adjustments in EBITDAre does not reflect the underlying financial performance of the Company and its hotels.

The Company’s presentation of EBITDAre, and as adjusted by the Company, should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the Company’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of its liquidity.

Any differences are a result of rounding.

Pebblebrook Hotel Trust
Inn on Fifth
Reconciliation of Hotel Net Income to Hotel EBITDA and Hotel Net Operating Income
March 2022 Trailing Twelve Months
(Unaudited, in millions)

Trailing Twelve Months
Ended March 31, 2022

Hotel net income	$8.9

Adjustment:
Depreciation and amortization(1)	3.7

Hotel EBITDA	$12.6

Adjustment:
Capital reserve	(0.9)

Hotel Net Operating Income	$11.7

(1) Depreciation and amortization have been estimated based on a preliminary purchase price allocation. A change, if any, in the allocation will affect the amount of depreciation and amortization and the resulting change may be material.

This press release includes certain non-GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules. These measures are not in accordance with, or an alternative to, measures prepared in accordance with U.S. generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the hotel’s results of operations determined in accordance with GAAP.

The Company has presented hotel EBITDA and hotel net operating income after capital reserves, because it believes these measures provide investors and analysts with an understanding of the hotel-level operating performance. These non-GAAP measures do not represent amounts available for management’s discretionary use, because of needed capital replacement or expansion, debt service obligations or other commitments and uncertainties, nor are they indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.

The Company’s presentation of the hotel’s EBITDA and net operating income after capital reserves should not be considered as an alternative to net income (computed in accordance with GAAP) as an indicator of the hotel’s financial performance. The table above is a reconciliation of the hotel’s EBITDA and net operating income after capital reserves calculations to hotel net income in accordance with GAAP.

Pebblebrook Hotel Trust
Historical Operating Data - Entire Portfolio
($ in millions, except ADR and RevPAR)
(Unaudited)

Historical Operating Data:
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2019	2019	2019	2019	2019

Occupancy	75%	87%	87%	78%	82%
ADR	$254	$269	$262	$246	$258
RevPAR	$192	$234	$227	$193	$211

Hotel Revenues	$349.7	$423.5	$409.0	$365.3	$1,547.5
Hotel EBITDA	$96.5	$150.6	$137.1	$101.0	$485.1
Hotel EBITDA Margin	27.6%	35.6%	33.5%	27.6%	31.4%

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
	2021	2021	2021	2021	2021

Occupancy	22%	41%	52%	52%	42%
ADR	$260	$258	$277	$260	$265
RevPAR	$58	$107	$146	$134	$111

Hotel Revenues	$110.2	$201.7	$269.2	$257.9	$839.0
Hotel EBITDA	($4.9)	$42.1	$74.3	$56.9	$168.5
Hotel EBITDA Margin	(4.4%)	20.9%	27.6%	22.1%	20.1%

	First Quarter
	2022

Occupancy	48%
ADR	$307
RevPAR	$147

Hotel Revenues	$267.2
Hotel EBITDA	$61.3
Hotel EBITDA Margin	23.0%

These historical hotel operating results include information for all of the hotels the Company owned as of May 11, 2022, following the acquisition of Inn on Fifth. These historical operating results include periods prior to the Company's ownership of the hotels. The information above does not reflect the Company's corporate general and administrative expense, interest expense, property acquisition costs, depreciation and amortization, taxes and other expenses. Any differences are a result of rounding.

The information above has not been audited and has been presented only for comparison purposes.